UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2009

Web.com Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51595	94-3327894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12808 Gran Bay Parkway West, Jacksonville, FL	32258
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 680-6600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 4, 2009, the Compensation Committee of the Board of Directors (the “Board”) of Web.com Group, Inc. (the “Company”) approved the award of restricted stock awards covering an aggregate of 493,000 shares of the Company’s common stock under its 2008 Equity Incentive Plan (the “2008 Plan”) to the named executive officers and in the amounts, as follows:

Name	Number of Shares of Restricted Stock Granted	Vesting Commencement Date
David L. Brown Chief Executive Officer	264,000	February 4, 2009

Jeffrey M. Stibel President	158,000	February 4, 2009

Kevin M. Carney Chief Financial Officer	71,000	February 4, 2009

The restricted stock awards cliff vest as to 100% of the shares subject to each restricted stock award on the fourth anniversary of the vesting commencement date, subject in each case to the named executive officer continuing to be an employee of the Company (except as otherwise provided in their respective individual employment agreements with the Company).

The remaining terms and conditions of the above awards are set forth in 2008 Plan and the forms of Option Grant Notice and Option Agreement previously filed as Exhibits 99.2 and 99.3, respectively, to the Company’s Registration Statement on Form S-8 (333-150872), filed with the Commission on May 13, 2008, and are qualified in their entirety by reference thereto.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective as of the filing of this Current Report on Form 8-K, the Company’s Amended and Restated Bylaws were amended and restated to clarify that the advance notice requirements contained in Section 5(b) of the Bylaws apply to all stockholder nominations and proposals.  The Company’s Amended and Restated Bylaws are filed as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01 Other Events

On February 5, 2009, the Board granted restricted stock units (each, an “RSU Award”) of 30,000 shares of common stock of the Company to each of its non-employee directors, who are Hugh M. Durden, Julius Genachowski, Alex Kazerani, Tim I. Maudlin, and Robert S. McCoy, Jr.  The RSU Awards were granted pursuant to the 2008 Plan.  The common stock subject to each RSU Award vests in equal annual installments over a three-year period, with the first such installment to vest on February 5, 2010.  However, under the terms of the Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement to be entered into in conjunction with each RSU Award, the common stock issuable pursuant to each RSU Award will not be issued to the holder, and therefore may not be sold, until the holder of such RSU Award is no longer a member of the Company’s Board.

The Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement for the RSU Awards is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.2	Amended and Restated Bylaws of Web.com Group, Inc.

10.1	Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Web.com Group, Inc.
(Registrant)
Date: February 10, 2009
/s/ Matthew P. McClure
Matthew P. McClure, Secretary

INDEX OF EXHIBITS

3.2	Amended and Restated Bylaws of Web.com Group, Inc.

10.1	Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement.